                                                                     EXHIBIT 4.1



                COMMON STOCK                     COMMON STOCK





          NUMBER                                            SHARES

    INCORPORATED UNDER THE          [LOGO]           THIS CERTIFICATE IS
LAWS OF THE STATE OF DELAWARE                       TRANSFERABLE IN NEW YORK,
                                                  N.Y. OR RIDGEFIELD PARK, N.J.


                           EAGLE GEOPHYSICAL, INC.


                                                       CUSIP 269524 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

                           EAGLE GEOPHYSICAL, INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                        Dated:


                                        COUNTERSIGNED AND REGISTERED
                                          CHASEMELLON SHAREHOLDER SERVICES
                                           TRANSFER AGENT

                                        BY
                                                 AUTHORIZED SIGNATURE


                        [EAGLE GEOPHYSICAL, INC. SEAL]


        /s/ JAY N. SILVERMAN                      /s/ R. W. McNAIRY
               PRESIDENT                                SECRETARY

\                           EAGLE GEOPHYSICAL, INC.

    The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -           Custodian
 TEN ENT - as tenants by the                            -----------         -----------
           entireties                                     (Cust)              (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors Act
           and not as tenants                                     ---------------------
           in common                                                     (State)

                                     UNIF TRF MIN ACT -               Custodian (until
                                                        -------------
                                                           (Cust)
                                                        age            ) under Uniform
                                                           ------------
                                                             (Minor)
                                                        Transfers to Minors Act
                                                                                -------
                                                                                (State)

   Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  -----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------
                                  X
                                   -------------------------------------------
                                                (SIGNATURE)
                                  X
                                   -------------------------------------------
                                                (SIGNATURE)

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.
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SIGNATURE(S) GUARANTEED BY:



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AMERICAN BANK NOTE COMPANY   JUNE 23, 1997 se
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807         051248bk
(562) 989-2333
(FAX) (562) 426-7450         Proof /s/ [ILLEGIBLE] NEW
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